EX-99.906CERT

CERTIFICATION

Charles S. Stoll, Principal Executive Officer, and James Craft, Chief Financial Officer of WP Trust (the “Registrant”), each certify to the best of his or her knowledge that:

1.

The Registrant’s periodic report on Form N-CSR for the period ended February 29, 2024 (the “Form N-CSR”) fully complies with the requirements of Sections 15(d) of the Securities Exchange Act of 1934, as amended; and

2.

The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Principal Executive Officer

Chief Financial Officer

WP Trust

WP Trust

/s/Charles S. Stoll

/s/James Craft

Charles S. Stoll

James Craft

Date:         5/8/2024

Date:         5/8/2024

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to WP Trust and will be retained by WP Trust and furnished to the Securities and Exchange Commission (the “Commission”) or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR filed with the Commission.